REDEEMABLE NON-CONTROLLING INTERESTS	12 Months Ended
Dec. 31, 2024
REDEEMABLE NON-CONTROLLING INTERESTS
REDEEMABLE NON-CONTROLLING INTERESTS

7.    REDEEMABLE NON-CONTROLLING INTERESTS

In August 2024, Zhejiang Jinko, a wholly-owned subsidiary of Jiangxi Jinko, entered into an agreement with Jiangxi Jinko and third party investors, pursuant to which, third party investors would make capital injection in cash of RMB1,500 million to own 24.29% equity interests of Zhejiang Jinko. Such transaction was consummated and all the capital injection were received in August 2024.

Upon consummation of the above transaction, the third party investors collectively hold 24.29% of the voting rights at the shareholders’ meeting and have no board seat. Jiangxi Jinko still owns 75.71% equity interests of Zhejiang Jinko and continues to control and consolidate Zhejiang Jinko.

Pursuant to the agreement, the third party investors are entitled to request Jiangxi Jinko to repurchase all its equity interests of Zhejiang Jinko with the redemption amount of principal of RMB1,500 million plus 6% annual interest minus any dividends received upon occurrence any of the following events, including i) Jiangxi Jinko fails to repurchase equity interests of Zhejiang Jinko owned by the new investor within 36 months after the closing date of above transaction, ii) Zhejiang Jinko fails to reach the annual dividend target of RMB90 million for two consecutive years, iii) Zhejiang Jinko’s stand-alone debt-to-asset ratio exceeds 76%, or Zhejiang Jinko’s consolidated debt-to-asset ratio exceeds 75%, iv)Zhejiang Jinko or Jiangxi Jinko incur losses continuously for two consecutive fiscal years.

As the equity interests owned by the third party investors are redeemable upon occurrence of events that is not solely within the control of Jiangxi Jinko, these equity interests are recorded and accounted for as redeemable non-controlling interests outside of permanent equity in the Group’s consolidated balance sheets.

The redeemable non-controlling interests were initially recorded at its fair value of RMB 1,500 million and subsequently measured at higher of (i) the carrying amount after attribution of net income or loss of Zhejiang Jinko, and (ii) any additional accretion is required to bring the noncontrolling interests to the expected redemption value. Once applicable, the Group accretes for the difference between the initial carrying value and the ultimate redemption price to the earliest possible redemption date using the effective interest method. The accretion, which increases the carrying value of the redeemable non-controlling interests, is recorded against retained earnings, or in the absence of retained earnings, by increasing the accumulated deficit.

As of December 31,2024, the carrying amount of the redeemable non-controlling interests after the attribution of net income of Zhejiang Jinko was RMB 1,536 million which is higher than the expected redemption value, hence, no additional accretion was made by management.

Movement of redeemable non-controlling interests of Zhejiang Jinko are presented as follows (RMB in thousands):

For the year ended
2024
RMB
At beginning of year	—
Recognition of redeemable non-controlling interest	1,500,000
Net income attribution to redeemable non-controlling interests	35,926
At end of year	1,535,926